                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2007
                                                           ------------

                              --------------------

                          RIVIERA HOLDINGS CORPORATION

                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   000-21430                    88-0296885
           ------                   ---------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)

  2901 Las Vegas Boulevard South, Las Vegas, Nevada                89109
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      (Address of Principal Executive Offices)                   (Zip Code)

      Registrant's telephone number, including area code (702) 794-9237
                                                         --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

            On May 14, 2007, Riviera Holdings Corporation (the "Company") issued a press release announcing that the Company has received a letter from the group led by Flag Luxury Riv, LLC  withdrawing  its nomination of five  candidates for election as directors.  The Company stated that it would proceed as planned with its annual meeting to re-elect the five incumbent nominees scheduled for May 15,
2007.

      A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Press Release of the Company dated May 14, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    RIVIERA HOLDINGS CORPORATION
                                           (Registrant)

Date: May 14, 2007
                                    By: /s/ Mark Lefever
                                        ----------------------------------------
                                    Name: Mark Lefever
                                    Title: Treasurer and Chief Financial Officer